BROWN ADVISORY GROWTH EQUITY FUND

                        BROWN ADVISORY VALUE EQUITY FUND

                      BROWN ADVISORY SMALL-CAP GROWTH FUND

                       BROWN ADVISORY SMALL-CAP VALUE FUND

                        BROWN ADVISORY INTERNATIONAL FUND

                         BROWN ADVISORY REAL ESTATE FUND

                         Supplement Dated June 15, 2006
                       to Prospectus Dated April 25, 2006

The second full paragraph on page 48 under the section entitled "Management - The Advisor and Sub-Advisors" is deleted in its entirety and replaced with the following disclosure:

"In the future, the Advisor may propose to appoint or replace one or more Fund Sub-Advisors subject to Board and applicable shareholder approval requirements. Pursuant to shareholder approval and an exemptive order from the Securities and Exchange Commission, the Advisor, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Sub-Advisors for Brown Advisory International Fund without approval of Fund shareholders. Pursuant to the exemptive order, Brown Advisory International Fund is required to notify shareholders of the retention of a new Sub-Advisor within 90 days of the hiring of the new Sub-Advisor."





                       PLEASE RETAIN FOR FUTURE REFERENCE.